2012 Second Quarter Results July 24, 2012 Exhibit 99.2 © 2012 Total System Services, Inc. ® All rights reserved worldwide.

Forward-Looking Statements
This presentation and comments made by management contain
forward-looking statements including, among others, statements regarding the expected future operating results of TSYS.  These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-
looking terminology such as the words “believe,” “expect,” “anticipate,”
“intend,” “plan,” “estimate” or similar expressions.  Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors.  More information about these risks, uncertainties and factors may be found in TSYS’ 2011 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports
on Form 8-K.  TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Use of Non-GAAP Financial Measures
This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: revenues before reimbursable items; operating margin excluding reimbursable items; revenues measured on a
constant currency basis; free cash flow; and EBITDA. The most comparable GAAP measures to these measures are revenues;
operating margin; revenues; cash flows from operating activities; and
net income, respectively. Management uses these non-GAAP financial measures to assess the performance of TSYS’ core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating
TSYS’ operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-
GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Phil Tomlinson Chairman and Chief Executive Officer

Chief Financial Officer Jim Lipham

Consolidated Selected Financial Highlights

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
$ 462,651 $ 447,554 3.4%
Total Revenues
$ 923,813 $ 876,985 5.3%
398,692 380,210 4.9
Revenues Before Reimbursable Items
793,870 742,854 6.9
92,096 78,529 17.3
Operating Income
176,927 151,557 16.7
66,710 53,747 24.1
Net Income Attributable to TSYS
Common Shareholders
123,106 102,537 20.1
2,440.2 2,135.7 14.3
Total Cardholder Transactions (in millions)
4,716.3 4,088.5 15.4
$0.35 $0.28 26.5
Earnings Per Share
Attributable to TSYS Common
Shareholders
$0.65 $0.53 22.7
YTD
2012
YTD
2011
Percent
Change
(in thousands, except per share data)
2 Qtr
2012
2 Qtr
2011
Percent
Change
nd
nd

2012 YTD Revenue Change
Revenues Before Reimbursable Items

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
10%
15%
5%
0%
6.4%
Internal
Growth
New
Clients
3.7%
Acquisitions
(3.7%)
Reported
6.9%
Currency
(0.5%)
1.0%
Lost
Business,
Non-recurring
Items and
Price
Compression

Consumer Credit
199.4 187.6 6.3 199.4 197.2 1.1
Government
Services
30.8 30.0 2.8 30.8 30.5 1.0
Retail
25.2 23.7 6.0 25.2 25.3 (0.5
)
Total Consumer
255.4 241.3 5.8 255.4 253.0 0.9
Commercial
36.1 32.7 10.4 36.1 35.5 1.7
Other
9.6 6.7 42.9 9.6 9.4 1.6
Subtotal
301.1 280.7 7.2 301.1 297.9 1.0
Prepaid /
Stored Value
105.4 72.8 44.6 105.4 88.5 19.1
Commercial Card
Single Use
34.0 22.5 51.2 34.0 29.5 15.4
Total AOF
440.5 376.0 17.1 440.5 415.9 5.9
Consolidated Accounts on
File Portfolio Summary
(in millions)
Jun
2012
Jun
2011
%
Change
Jun
2012
Mar
2012
%
Change

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Key Drivers
2Q 2012 Year Over Year
Segment Financial Highlights
• Strong internal growth
• Increased volumes
North America
Services

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
• Accounts on file were 387.3 million, an increase
of 18.0%
• Total cardholder transactions were 2,037.9
million, an increase of 13.5%
Volumes
Revenues
$239.6 million
Increase of 2.4%
Excluding Reimbursables
$205.6 million
Increase of 3.4%
Operating Income
$72.1 million
Increase of 12.5%
Operating Margin
30.1%
Excluding Reimbursables
35.1%
Same Client Transactions
2,010.0 million
Increase of 13.1%

2Q 2012 Year Over Year
Segment Financial Highlights
• Strong internal growth
• Deconversion fee
• Conversion of new clients
• Dedication of more internal resources,
previously shared between our North America
and International segments

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Key Drivers
International
Services
Volumes
• Accounts on file were 53.1 million, an
increase of 11.1%
• Total cardholder transactions were 402.3
million, an increase of 18.1%
Revenues
$103.4 million
Increase of 5.9%
Constant currency basis
$106.2 million
Excluding Reimbursables
$99.0 million
Increase of 5.6%
Operating Income
$9.4 million
Decrease of 6.8%
Operating Margin
9.1%
Excluding Reimbursables
9.5%
Same Client Transactions
374.8 million
Increase of 11.0%

Merchant
Services
2Q 2012 Year Over Year
Segment Financial Highlights
• Upward trends in transaction volumes
• Strong dollar volume growth in direct acquiring

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Key Drivers
Volumes
• Point-of-Sale Transactions were 1,279.7
million, an increase of 0.8%
• Excluding deconverted clients, Point-of-Sale
Transactions increased 12.4%
Revenues
$124.9 million
Increase of 1.5%
Excluding Reimbursables
$97.7 million
Increase of 5.0%
Operating Income
$33.0 million
Increase of 28.2%
Operating Margin
26.4%
Excluding Reimbursables
33.7%

EBITDA
Cash flow from operations
Free cash flow
Net income
Ending cash

Cash Flow Strength:
2012 TTM Consolidated Financial Highlights
$518
$440
$330
$244
$419
$0
$75
$150
$225
$300
$375
$450
$525
$600
(in millions)

TTM = Trailing Twelve Months
©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Closing Share Price
$  23.93 $  19.56 $4.37 $  23.93 $  18.58 $5.35
Dividends
$0.20 $0.37
Total return
$4.57 $5.72
Shareholder return
23.4% 30.8%
Shareholder Return
© 2012 Total System Services, Inc. ® Proprietary. All rights reserved worldwide.

Jun 30,
2012
Dec 31,
2011
Jun 30,
2012
Jun 30,
2011
Shareholder
Return
Shareholder
Return
Six Months
Trailing
Twelve Months

Appendix

Total Revenues $ 462,651      $ 447,554    $ 923,813      $ 876,985
Reimbursable Items 63,959 67,344 129,943 134,131
Revenues Before Reimbursable Items $   398,692 $   380,210 $   793,870 $   742,854
Appendix Non-GAAP Reconciliation –
Revenues Before Reimbursable Items
(in thousands)

6/30/12 6/30/11 6/30/12 6/30/11
Three Months Ended
Twelve Months Ended
©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Operating Income (a) $  72,060      $  9,438      $  32,950
Total Revenues (b) 239,557 233,903 103,415 97,670 124,903 123,084
Reimbursable Items 33,992 35,128 4,368 3,892 27,202 30,043
Revenues Before
Reimbursable Items(c) 205,565 198,775 99,047 93,778 97,701 93,041
Operating Margin (a)/(b) 30.08% 27.39% 9.13% 10.36% 26.38% 20.89%
Operating Margin Excluding Reimbursables (a)/(c) 35.05% 32.23% 9.53% 10.79% 33.73% 27.63%
North America International Merchant
(in thousands)

Three Months Ended Three Months Ended Three Months Ended
6/30/12
6/30/11 6/30/11 6/30/12 6/30/12 6/30/11
$  64,068 $  10,122 $  25,708
Appendix Non-GAAP Reconciliation – Segment
Operating Margin Excluding Reimbursable Items
©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)
Consolidated:
Constant Currency (1) $ 465,231 $ 447,554 3.9% $ 927,482 $ 876,985 5.8%
Foreign Currency (2) (2,580) --- (3,669) ---
Total Revenues 462,651 447,554 3.4% 923,813 876,985 5.3%
International Services:
Constant Currency (1) $ 106,186 $ 97,670 8.7% $ 207,717 $188,380 10.3%
Foreign Currency (2) (2,771) --- (3,942) ---
Total Revenues $103,415 $97,670 5.9% $203,775 $188,380 8.2%

Percentage
Change
Percentage
Change
Months Ended
6/30/12        6/30/11
Three
6/30/12        6/30/11
Months Ended
Six
©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Trailing Twelve
Appendix Non-GAAP Reconciliation – EBITDA
Net Income $     244,225
Adjusted for:
Deduct: Equity in Income of Equity Investments (10,849)
Add: Income Taxes 107,890
Add: Nonoperating expense 6,560
Add: Depreciation and Amortization 170,216
EBITDA $    518,042
(in thousands)

Months Ended
6/30/2012
©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix Non-GAAP Reconciliation – Free Cash Flow
(in thousands)

Cash Flows from Operating Activities $     440,429
Less:
Purchase of Property and Equipment (28,205)
Additions to Licensed Computer Software from Vendors
(30,898)
Additions to Internally Developed Computer Software (18,761)
Additions to Contract Acquisition Costs (32,356)
Free Cash Flow $     330,209
6/30/2012
©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Months Ended
Trailing Twelve